NUVEEN ENERGY MLP TOTAL RETURN FUND

SUPPLEMENT DATED AUGUST 22, 2018

TO THE PROSPECTUS

DATED OCTOBER 17, 2017

The first sentence under the heading “Non-Diversified” in the section “Prospectus Summary – Investment Objective and Policies” is deleted and replaced with the following:

Non-Diversified. The Fund may invest up to 15% of its Managed Assets, at the time of investment, in securities of any single issuer.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS FOR FUTURE REFERENCE